UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2021

NEXPOINT REAL ESTATE FINANCE, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-39210	84-2178264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (833) 697-6246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	NREF NREF-PRA	New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2021, the operating partnership of NexPoint Real Estate Finance, Inc. (the “Company”), NexPoint Real Estate Finance Operating Partnership, L.P. (the “Operating Partnership”), executed the Fifth Amendment to the Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Partnership Agreement Amendment”), for the purpose of authorizing an additional 9,000,000 8.50% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”) having substantially the same designations, preferences and other rights as the economic rights of the 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”) of the Company. The Company expects to contribute the net proceeds from the sale of the Series A Preferred Stock from time to time to the Operating Partnership in exchange for the same number of Series A Preferred Units. Any such issuance of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.

The description of the Partnership Agreement Amendment contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 3.03.	Material Modifications to Rights of Security Holders.

On March 31, 2021, the Company filed with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) the Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company classifying and designating an additional 9,000,000 shares of the Company’s Series A Preferred Stock, and as a result, there is currently an aggregate of 11,300,000 shares of Series A Preferred Stock authorized and classified. The preceding description of the Articles Supplementary contained in this Item 3.03 does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles Supplementary, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03.

A summary of the material terms of the Series A Preferred Stock is set forth in Exhibit 4.1 to the Company’s Annual Report on Form 10-K, filed on February 25, 2021.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Articles Supplementary set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

At the Market Offering

On March 31, 2021, the Company, its Operating Partnership and the Company’s manager, NexPoint Real Estate Advisors VII, L.P., entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Raymond James & Associates, Inc., Keefe, Bruyette & Woods, Inc., Robert W. Baird & Co. Incorporated and Virtu Americas LLC, pursuant to which the Company may issue and sell from time to time shares of the Company’s Common Stock and Series A Preferred Stock, having an aggregate offering price of up to $100,000,000. The Equity Distribution Agreements provide for the issuance and sale of common stock or Series A Preferred Stock by the Company through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale.

Sales of shares, if any, of common stock and Series A Preferred Stock may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

Each sales agent will be entitled to compensation that will not exceed, but may be lower than, 1.5% of the gross sales price per share for any shares of common stock and Series A Preferred Stock sold through it as sales agent from time to time under the applicable Equity Distribution Agreement.

The shares of common stock and Series A Preferred Stock will be offered and sold pursuant to the Prospectus Supplement and a base prospectus, dated March 31, 2021, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-251854). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of common stock or Series A Preferred Stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A form of the Equity Distribution Agreement is filed herewith as Exhibits 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the Equity Distribution Agreements set forth above is qualified in its entirety by reference to the full text of the form of Equity Distribution Agreement found in Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Form of Equity Distribution Agreement

3.1

Articles Supplementary to the Articles of Amendment and Restatement of NexPoint Real Estate Finance, Inc., designating additional shares of the Company’s 8.50% Series A Cumulative Redeemable Preferred Stock, par value $0,01 per share

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Winston & Strawn LLP

10.1	Fifth Amendment to the Amended and Restated Limited Partnership Agreement of NexPoint Real Estate Finance Operating Partnership, L.P.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT REAL ESTATE FINANCE, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: March 31, 2021